                                  EXTERNAL USE
 LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $483,040,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                  SASCO 2003-9A

                   AURORA LOAN SERVICES INC., MASTER SERVICER
                            JP MORGAN CHASE, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      WAL to
                                                        WA         WAL to     Est. Pmt to   Expected
                                                      Months     Optional      Optional      Initial     Legal        Expected
               Approx.       Initial    Security      to Roll   Termination  Termination     Loss        Final         Ratings
  Class        Size ($)     Coupon(1)  Description  (yrs)(2)(3)   (yrs)(2)    Window(2)     Coverage    Maturity   (S&P / Moody's)
------------------------------------------------------------------------------------------------------------------------------------
1-A1        $133,754,000     Variable  Variable PT       NA         2.55     04/03-10/12      6.00%    03/25/2033     AAA / Aaa
1-AX(4)         Notional      0.55%   Interest Only      NA         0.31     04/03-07/03      6.00%    07/25/2003     AAA / Aaa
B1-I          $4,268,000     Variable    Sub PT          NA         5.21     04/03-10/12      3.00%    03/25/2033      AA / NA
B1-I-X(4)       Notional     Variable Interest Only      NA         5.21     04/03-10/12      3.00%    03/25/2033      AA / NA
B2-I          $1,565,000     Variable    Sub PT          NA         5.21     04/03-10/12      1.90%    03/25/2033       A / NA
B2-I-X(4)       Notional     Variable Interest Only      NA         5.21     04/03-10/12      1.90%    03/25/2033       A / NA
------------------------------------------------------------------------------------------------------------------------------------
2-A1         $36,000,000      3.83%    Variable PT      2.51        3.08     04/03-10/12      5.20%    03/25/2033     AAA / Aaa
2-A2        $148,457,000      3.90%    Variable PT      2.51        3.08     04/03-10/12      5.20%    03/25/2033     AAA / Aaa
2-A3        $142,500,000      4.05%    Variable PT      2.51        3.08     04/03-10/12      5.20%    03/25/2033     AAA / Aaa
2-AX(4)         Notional      4.00%   Interest Only     2.50        2.50     04/03-01/08      5.20%    01/25/2008     AAA / Aaa
B1-II        $10,519,000     Variable    Sub PT          NA         5.57     04/03-10/12      2.15%    03/25/2033      AA / NA
B2-II         $2,759,000     Variable    Sub PT          NA         5.57     04/03-10/12      1.35%    03/25/2033       A / NA
------------------------------------------------------------------------------------------------------------------------------------
B3(5)         $3,218,000     Variable    Sub PT          NA         5.44     04/03-10/12      0.85%    03/25/2033     BBB / NA
B4(5)(6)      $1,217,000     Variable  Not Offered       NA     Not Offered  04/03-10/12      0.60%    03/25/2033      BB / NA
B5(5)(6)      $1,705,000     Variable  Not Offered       NA     Not Offered  04/03-10/12      0.25%    03/25/2033       B / NA
B6(5)(6)      $1,222,140     Variable  Not Offered       NA     Not Offered  04/03-10/12      0.00%    03/25/2033      NR / NA
------------------------------------------------------------------------------------------------------------------------------------
R(7)                $100     Variable   Residual         NA         0.08     04/03-04/03      6.00%    03/25/2033     AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE



(1) The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments for Mortgage Pool 1 were run at 30% CPR per annum, and prepayments for Mortgage Pool 2 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in April 2003.

(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pool 2. The WA Months to Roll for Mortgage Pool 2 is month 58 (the Distribution Date in January 2008).

(4) The Class 1-AX, 2-AX, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in July 2003 (month 4) the Class 1-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in January 2008 (month 58) the Class 2-AX will no longer be entitled to receive distributions of any kind.

(5) Crossed-subordinate bonds.

(6) Not offered under this term sheet.

(7) Non-economic REMIC residual.

--------------------------------------------------------------------------------
      ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF MARCH 1, 2003 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS
                  SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL
                      PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------














--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:
-------------

o The deal is comprised of 2 Mortgage Pools:

      Mortgage Pool 1 is comprised of 6-month LIBOR ARMs.
      Mortgage Pool 2 is comprised of 5-year Hybrid ARMs. The 5-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (92.99%) or 12-month LIBOR (7.01%).

o 89.74% of the aggregate Mortgage Pool was originated by Aurora Loan Services, Inc ("ALS").

o Interest and principal on Mortgage Pool 1 and Mortgage Pool 2 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only class of offered certificates that will be cross-collateralized by the loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 2.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.













--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                            Priority of Distributions

Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

   Mortgage Pool 1 Available Distribution Amount            Mortgage Pool 2 Available Distribution Amount
             -------------------------------------------     -----------------------------------------------
                First, to Class R, 1-A1 and 1-AX to pay       First, to Class 2-A1, 2-A2, 2-A3 and 2-AX to
                           interest                                      pay interest
             -----------------|-------------------------     ------------------|----------------------------
                              |                                                |
                              |                                                |
                              |                                                |
                              |                                                |
                              |                                                |
                              |                                                |
             -----------------|-------------------------     ------------------|----------------------------
                   Second, to Class R and 1-A1 to pay           Second, to Class 2-A1, 2-A2 and 2-A3 to pay
                           principal                                        principal
             -----------------|-------------------------     ------------------|----------------------------
                              |                                                |
                              |                                                |
                              |                                                |
                              |                                                |
                              |                                                |
                              |                                                |
             -----------------|-------------------------     ------------------|----------------------------
              To Class B1-I, B1-I-X, B2-I and B2-I-X to       To Class B1-II and B2-II to pay interest and
                      pay interest and principal                             principal
             -----------------|-------------------------     ------------------|----------------------------
                              |                                                |
                              |---------------------------|--------------------|
                                                          |
                                                          |
                                                          |
                                                          |
             ---------------------------------------------|-------------------------------------------------
                                  To Class B3, B4, B5 and B6 to pay interest and principal
             ---------------------------------------------|-------------------------------------------------











--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------
Cut off Date:                March 1, 2003

Expected Pricing Date:       Week of March 17, 2003

Expected Settlement Date:    March 28, 2003

Distribution Dates:          25th of each month, commencing in April 2003

Collection Period:           The calendar month preceding the current
                             Distribution Date

Issuer:                      Structured Asset Securities Corp. ("SASCO")

Master Servicer:             Aurora Loan Services, Inc. ("ALS")

Servicer(s):                 ALS and Colonial Savings

Master Servicer Fee:         The Master Servicer will be paid a monthly fee (the
                             "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:               WA is approximately [0.251%] per annum and ranges
                             from [0.250%] to [0.375%] per annum on the outstanding mortgage balance.

Trustee:                     JP Morgan Chase

Trustee Fee:                 0.0075% per annum

Rating Agencies:             Standard and Poor's ("S&P") and Moody's will rate
                             all of the Offered Certificates.

Day Count:                   30/360

Delay Days:                  24 Day Delay: All Classes.
                             ------------

Registration:                Book-entry form through DTC



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Minimum Denomination:   Class 1-A1, 2-A1, 2-A2 and 2-A3: $25,000/$1 thereafter.
                        Class 1-AX, 2-AX, B1-I-X and B2-I-X:
                        $1,000,000/$1 thereafter.
                        Class B1-I, B2-I, B1-II, B2-II, and B3: $100,000/$1
                        thereafter.

Tax Status:             REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:             Mortgage Pool 1:30% CPR per annum.
                        Mortgage Pool 2:25% CPR per annum.

SMMEA Eligibility:      All offered classes will be SMMEA eligible except for
                        Class B2-I, B2-I-X, B2-II and B3 Certificates.

ERISA Eligibility:      All offered Certificates will be ERISA eligible (other
                        than the Class R Certificate).

Interest Rates:         Class 1-A1 will bear interest at a rate equal to Net WAC
                        of Mortgage Pool 1 less 0.55% per annum until the July
                        2003 Distribution Date (month 4). Beginning with the accrual period in July 2003 the Class 1-A1 will accrue interest at the Net WAC of Mortgage Pool 1.

                        Class 1-AX will bear interest at a rate equal to 0.55% per annum based on a Notional Balance until the Distribution Date in July 2003 (month 4). The Notional Balance of the Class 1-A2 on any Distribution Date up to and including the Distribution Date in July 2003 will be equal to the Class 1-A1 principal balance prior to distributions for the related Distribution Date. The Class 1-A2 will not be entitled to distributions of any kind after the Distribution Date in July 2003.

                        Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                        Class 2-A1 will bear interest at a rate equal to the lesser of (i) 3.83% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the Distribution Date in January 2008 (month 58). Beginning with the accrual period in January 2008 the Class 2-A1 will accrue interest at the Net WAC of Mortgage Pool 2.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                           RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):    Class 2-A2 will bear interest at a rate equal to
                               the lesser of (i) 3.90% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in January 2008 (month 58).
                               Beginning with the accrual period in January 2008 the Class 2-A2 will accrue interest at the Net
                               WAC of Mortgage Pool 2.

                               Class 2-A3 will bear interest at a rate equal to the lesser of (i) 4.05% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in January 2008 (month 58). Beginning with the accrual period in January 2008 the Class 2-A3 will accrue interest at the Net WAC of Mortgage Pool 2.

                               Class 2-AX will bear interest at a rate equal to 4.00% per annum until the distribution date in January 2008 (month 58) based on a Notional Balance. After the distribution date in January 2008, the Class 2-AX will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 2-AX on any distribution date up to and including the distribution date in January 2008 will be equal to the sum of following:

                               (A) The balance of the Class 2-A1 Senior
                               Certificate multiplied by the following fraction:
                               The excess between (1) the Net WAC of Pool 2 and
                               (2) 3.83 %
                               -------------------------------------------------
                                                    4.00%

                               (B) The balance of the Class 2-A2 Senior
                               Certificate multiplied by the following fraction:
                               The excess between (1) the Net WAC of Pool 2 and
                               (2) 3.90 %
                               -------------------------------------------------
                                                    4.00%

                               (C) The balance of the Class 2-A3 Senior
                               Certificate multiplied by the following fraction:
                               The excess between (1) the Net WAC of Pool 2 and
                               (2) 4.05%
                               -------------------------------------------------
                                                    4.00%



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                    RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):   Class B1-I will bear interest at a rate equal to
                              the lesser of (i) 1-month LIBOR + 1.25% per annum and (ii) the Net WAC of Mortgage Pool 1.

                              Class B1-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over
                              (b) the Class B1-I per annum rate, based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                              Class B2-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + 1.90% per annum and (ii) the Net WAC of Mortgage Pool 1.

                              Class B2-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over
                              (b) the Class B2-I per annum rate, based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

                              Classes B1-II and B2-II will bear interest at a per annum rate equal to the Net WAC of Mortgage Pool 2.

                              Classes B3, B4, B5 and B6 are cross-collateralized subordinates for payments of principal, interest and allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding "Modified Group Subordinate Amounts" (the corresponding A2/A loss coverage available to the Class B2-1 and Class B2-2).





--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

                              The Modified Group Subordinate Amounts are calculated as follows:

                              Modified Group Subordinate Amount Pool 1:
                              -----------------------------------------
                              Total Mortgage Pool 1 collateral, less (i) the current principal balance of the Pool 1 Senior Bonds, (ii) the current principal balance of the Class B1-I and (iii) the current principal balance of the Class B2-I (in each case excluding notional balances).

                              Modified Group Subordinate Amount Pool 2:
                              -----------------------------------------
                              Total Mortgage Pool 2 collateral, less (i) the current principal balance of the Pool 2 Senior Bonds, (ii) the current principal balance of the Class B1-II and (iii) the current principal balance of the Class B2-II (in each case excluding notional balances).


                              The underlying subordinate rates are calculated as follows:

                              Underlying Subordinate Rate, Mortgage Pool 1:
                              ---------------------------------------------
                              The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                              Underlying Subordinate Rate, Mortgage Pool 2:
                              ---------------------------------------------
                              The Pool 2 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 2.






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                 RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Credit Enhancement:           Senior/subordinate, shifting interest structure.
                              The credit enhancement information shown below is subject to final rating agency approval.


                              Mortgage Pool 1 Senior Certificates:
                              ------------------------------------
                              Credit enhancement for the Mortgage Pool 1 Senior Certificates will consist of the subordination of the Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3, Class B4, Class B5 and Class B6.

                              Mortgage Pool 2 Senior Certificates:
                              ------------------------------------
                              Credit enhancement for the Mortgage Pool 2 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:              If all of the credit support features have been
                              extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Group I = Mortgage Pool 1

Group II = Mortgage Pool 2

Initial Group I Senior Enhancement % = 6.00%

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral balance

Initial Group II Senior Enhancement % = 5.20%

Group II Senior Enhancement % = Group II Subordinate Amount / Group II Collateral balance


o If the Group I Senior Enhancement % is less than 2 times the Initial Group I Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

           Distribution Dates (months)          Shift %
         -------------------------------      ----------
                      1 - 84                     100%
         -------------------------------      ----------
                     85 - 96                      70%
         -------------------------------      ----------
                     97 - 108                     60%
         -------------------------------      ----------
                    109 - 120                     40%
         -------------------------------      ----------
                    121 - 132                     20%
         -------------------------------      ----------
                       133+                        0%
         -------------------------------      ----------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is greater than or equal to 2 times the Initial Group II Senior Enhancement %:

           Distribution Dates (months)           Shift %
         -------------------------------      ----------
                      1 - 36                       50%
         -------------------------------      ----------
                       37+                          0%
         -------------------------------      ----------

(If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each of Mortgage Pool 1 and Mortgage Pool 2, calculate the following:
-------------------------------------------------------------------------
Pool Senior %          = Pool Senior Bonds/Mortgage Pool Collateral Balance


Pool Subordinate % = 100% - Pool Senior %


Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %


Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of
(i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and (ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %


Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between (i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and (ii) Pool Senior PDA



























--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:

Pool 1 Senior PDA sequentially as follows:

     1) Pay sequentially to Class R and Class 1-A1, in that order, until reduced to zero.


Pool 2 Senior PDA as follows:

     1) Pay concurrently, pro-rata, Class 2-A1, Class 2-A2 and Class 2-A3, until reduced to zero.


II. Pay Subordinate PDA as follows*:

*Subject to credit support tests

Pool 1 Subordinate PDA:
1) Pay Class B1-I and B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-I and B2-I and the denominator which is the current balance of the Class B1-I, B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pool 2 Subordinate PDA:
1) Pay Class B1-II and B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and B2-II and the denominator which is the current balance of the Class B1-II, B2-II and the Pool 2 Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:

 *Subject to credit support tests

1) Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.




















--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------

(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:
---------------------------
Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Group II Subordinate Amount:
----------------------------
Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------
Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

                                    Contacts

   MBS Trading                    Brendan Garvey       (212) 526-8315
                                  Brian Hargrave       (212) 526-8320
--------------------------------------------------------------------------------
   Residential Finance            Stan Labanowski      (212) 526-6211
                                  Mike Hitzmann        (212) 526-5806
                                  Andrea Lenox         (212) 526-9637
                                  Darius Houseal       (212) 526-9466
--------------------------------------------------------------------------------

















--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE


LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------
                                       6-month Non-Hybrid          5/1 & 5/25 Hybrid
                                               ARMs                        ARMs                          Aggregate
                                              Pool 1                      Pool 2                           Total
                                              ------                      ------                         ---------
Total Number of Loans                                 340                          761                             1,101
Total Outstanding Loan Balance               $142,292,044                 $344,892,195                      $487,184,240
Average Loan Principal Balance                   $418,506                     $453,209                          $442,492
Range of Loan Principal Balance       $35,910 - 2,999,000         $35,125 - $2,000,000               $35,125- $2,999,000
Weighted Average Coupon                            4.725%                       5.806%                            5.491%
Range of Coupons                          3.250% - 5.875%              4.375% - 9.125%                   3.250% - 9.125%
Weighted Average Margin                            2.713%                       2.343%                            2.451%
Range of Margins                          1.750% - 3.000%              1.000% - 5.000%                   1.000% - 5.000%
Weighted Average Initial Periodic Cap              1.160%                       5.884%                            4.504%
Range of Initial Periodic Caps            1.000% - 8.750%              1.000% - 6.000%                   1.000% - 8.750%
Weighted Average Periodic Cap                      0.979%                       1.962%                            1.674%
Range of Periodic Caps                    0.000% - 1.000%              1.000% - 2.000%                   0.000% - 2.000%
Weighted Average Maximum Rate                     10.774%                      11.691%                           11.423%
Weighted Average Floor                             2.730%                       2.347%                            2.459%

Weighted Average Original Term (mo.)                  360                          360                               360

Weighted Average Remaining Term (mo.)                 358                          358                               358
Range of Remaining Term (mo.)                   350 - 359                    346 - 359                         346 - 359
Weighted Average Original LTV                      65.76%                       68.13%                            67.44%
Range of Original LTV                     18.16% - 95.00%              14.38% - 98.99%                   14.38% - 98.99%
Weighted Average FICO                                 718                          718                               718
Range of FICO                                   623 - 819                    620 - 813                         620 - 819
------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE


LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

---------------------------------------------------------------------------------------------------------------
                                                   6-month Non-Hybrid     5/1 & 5/25 Hybrid
                                                          ARMs                  ARMs                Aggregate
                                                         Pool 1                Pool 2                 Total
                                                         ------                ------              ------------
Lien Position
First                                                       100.0%                   100.0%              100.0%
Second                                                        0.0%                     0.0%                0.0%
Geographic Distribution
(Other states account individually for less than       CA - 49.43%              CA - 59.97%         CA - 56.89%
5% of the Cut-off Date principal balance)               CO - 7.84%               CO - 9.01%          CO - 8.67%
                                                        NY - 6.70%
Occupancy Status
Primary Home                                                73.06%                   80.51%              78.34%
Investment                                                  20.40%                   13.14%              15.26%
Second Home                                                  6.54%                    6.34%               6.40%

Delinquency Statistics
Current                                                     99.02%                   99.81%              99.58%
One Payment Delinquent                                       0.98%                    0.19%               0.42%

Loans with Prepayment Penalties
Total Number of Loans                                          186                      263                 449
Total Principal Balance                                $73,636,032             $127,188,628        $200,824,660
% of Principal Balance                                      51.75%                   36.88%              41.22%
Weighted Average Coupon                                     4.787%                   5.768%              5.408%

Loans without Prepayment Penalties
Total Number of Loans                                          154                      498                 652
Total Principal Balance                                $68,656,012             $217,703,567        $286,359,580
% of Principal Balance                                      48.25%                   63.12%              58.78%
Weighted Average Coupon                                     4.659%                   5.829%              5.548%
---------------------------------------------------------------------------------------------------------------










--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

                     Net Effective Margin Table - Bond 1-A1

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 03/28/03


--------------------------------------------------------------------------------
                            Bond Summary - Bond 1-A1
--------------------------------------------------------------------------------
 Initial Coupon:     3.918                         Type:     Floater
       Orig Bal:     133,754,000
       Orig Not:     133,754,000                Formula:     (6m LIBOR)+245.55bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.52/2.47/2.46
    Factor Date:     03/25/03                  Next Pmt:     04/25/03
          Delay:     24                           Cusip:     86359ABP
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                15.00 CPR          20.00 CPR           25.00 CPR         30.00 CPR         35.00 CPR            40.00 CPR
              Libor6m 1.278      Libor6m 1.278      Libor6m 1.278      Libor6m 1.278     Libor6m 1.278       Libor6m 1.278
------------------------------------------------------------------------------------------------------------------------------------
 Price        NEM   Duration     NEM    Duration    NEM    Duration   NEM    Duration   NEM    Duration    NEM    Duration
------------------------------------------------------------------------------------------------------------------------------------
102-28        181     4.55       161      3.55      140      2.85     117      2.35      92      1.97       65      1.69
102-29        180                160                139               116                90                 63
102-30        179                160                138               114                89                 61
102-31        179                159                137               113                87                 59
103-00        178                158                136               112                86                 58

103-01        177     4.56       157      3.55      135      2.86     110      2.35      84      1.98       56      1.69
103-02        177                156                134               109                82                 54
103-03        176                155                133               108                81                 52
103-04        175                154                132               107                79                 50
103-05        175                154                131               105                78                 49

103-06        174     4.57       153      3.56      129      2.86     104      2.36      76      1.98       47      1.69
103-07        173                152                128               103                75                 45
103-08        173                151                127               101                73                 43
103-09        172                150                126               100                72                 41
103-10        171                149                125                99                70                 40

103-11        171     4.57       149      3.56      124      2.87      98      2.36      69      1.98       38      1.69
103-12        170                148                123                96                67                 36
103-13        169                147                122                95                66                 34
103-14        169                146                121                94                64                 33
103-15        168                145                120                92                63                 31

103-16        167     4.58       144      3.57      119      2.87      91      2.37      61      1.99       29      1.70
103-17        167                143                118                90                60                 27
103-18        166                143                117                89                58                 25
103-19        165                142                116                87                57                 24
103-20        165                141                115                86                55                 22

103-21        164     4.59       140      3.57      114      2.88      85      2.37      54      1.99       20      1.70
103-22        163                139                113                84                52                 18
103-23        163                138                112                82                51                 17
103-24        162                138                111                81                49                 15
------------------------------------------------------------------------------------------------------------------------------------
Average Life      5.30              3.98               3.12              2.52               2.08               1.76
 First Pay      04/25/03          04/25/03           04/25/03          04/25/03           04/25/03           04/25/03
 Last Pay       06/25/19          10/25/15           04/25/13          06/25/11           01/25/10           01/25/09
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    5YR    10YR   30YR  Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR   12YR   15YR   30YR
------------------------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266  3.0056 4.0339 4.9766  Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014 4.8381 4.9970  5.2891
Coupon                   1.5000  3.0000 3.8750 5.3750
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 1